UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1 to Form 8-K)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 19, 2014

Date of Report

Date of earliest event reported

BLUCORA, INC.

(Exact name of Registrant as specified in its charter)

DELAWARE	000-25131	91-1718107
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10900 NE 8th Street, Suite 800,

Bellevue, Washington 98004

(Address of Principal Executive Offices)

425-201-6100

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:

Blucora, Inc. (“Blucora”) is filing this Amendment No. 1 to the Current Report on Form 8-K filed on February 20, 2014 (the “Original Report”) for the purpose of filing as an exhibit the Google Services Agreement between InfoSpace LLC and Google, Inc. described in the Original Report.

Item 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

As disclosed in the Original Report, on February 19, 2014, InfoSpace LLC, a subsidiary of Blucora, entered into the Google Services Agreement with Google, Inc. The description of the GSA included in the February 20, 2014 Form 8-K is hereby incorporated by reference into this Form 8-K/A. The GSA is attached to this Form 8-K/A as Exhibit 10.1.

Item 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

Ex-10.1† Google Services Agreement between InfoSpace LLC and Google, Inc. dated February 19, 2014

†	Confidential treatment has been requested for portions of this exhibit. These portions have been omitted from the exhibit to this Current Report on Form 8-K/A and submitted separately to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 28, 2014

BLUCORA, INC.

By: /s/ Linda Schoemaker
Linda Schoemaker
General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

Ex-10.1†	Google Services Agreement between InfoSpace LLC and Google, Inc. dated February 19, 2014

†	Confidential treatment has been requested for portions of this exhibit. These portions have been omitted from the exhibit to this Current Report on Form 8-K/A and submitted separately to the Securities and Exchange Commission.